Exhibit 99.1

NEWS RELEASE

For Immediate Release

Contacts:
Phoenix (Media) Alice S. Ericson 860-403-5946 alice.ericson@phoenixwm.com (Investors) Naomi Baline Kleinman 860-403-7100 pnx.ir@phoenixwm.com	Nassau (Media) Sard Verbinnen & Co Denise DesChenes / Jenny Gore 212-687-8080 / 312-895-4700

NASSAU REINSURANCE GROUP TO ACQUIRE THE PHOENIX COMPANIES, INC.

 FOR $37.50 PER SHARE IN CASH

●	Transaction values Phoenix at $217.2 million

●	Nassau to contribute an additional $100 million in equity capital to Phoenix upon closing

●	Phoenix to become Nassau’s U.S. life and annuity platform

●	Transaction expected to close by early 2016

NEW YORK and HARTFORD, Conn., Sept. 29, 2015 – Nassau Reinsurance Group Holdings L.P. (“Nassau”) and The Phoenix Companies, Inc. (NYSE: PNX) (“Phoenix”) today announced that they have entered into a definitive agreement in which Nassau will acquire Phoenix for $37.50 per share in cash, or aggregate equity purchase price of $217.2 million. The purchase price represents a 188% premium over Phoenix’s closing stock price of $13.03 on Sept. 28, 2015.

After completion of the transaction, which is expected to occur by early 2016, Nassau will contribute $100 million in new equity capital into Phoenix to further stabilize and improve Phoenix’s balance sheet as well as providing growth capital. As of June 30, 2015, Phoenix had GAAP equity including AOCI of $199.2 million, GAAP equity excluding AOCI of $464.4 million, and total statutory surplus (including AVR) of $817.3 million.

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The Phoenix Companies, Inc. … 2

After completion of the transaction, Phoenix will be a privately held, wholly owned subsidiary of Nassau. Phoenix’s corporate headquarters will remain in Hartford, Conn., and its service center will continue to be located in East Greenbush, N.Y.

Phoenix’s retail bonds (NYSE: PFX) will remain outstanding and, in connection with the transaction, Phoenix will solicit its bondholders to amend the indenture to replace its public filing obligations with reporting obligations more appropriate for a privately held company.

Nassau was launched in April 2015 and is an insurance and reinsurance business founded by insurance industry executives Phillip J. Gass and Kostas Cheliotis. Nassau is backed by Golden Gate Capital, a private investment firm founded in 2000 with more than $15 billion of committed capital.

“After considering various strategic alternatives, Phoenix’s Board of Directors initiated a thorough process and, in conjunction with our financial and legal advisors, determined a transaction with Nassau was in the best interests of Phoenix and our shareholders,” said James D. Wehr, Phoenix’s president and chief executive officer. “The transaction provides a significant  premium to Phoenix shareholders, and the additional capital provided by Nassau will make Phoenix and its subsidiaries financially stronger and well-positioned for the long term, to the benefit of policyholders and other key constituents. We look forward to working closely with Nassau to close this transaction. Nassau’s founders bring substantial resources and proven experience managing insurance companies and are committed to maintaining our 164-year legacy of meeting customers’ financial needs.”

Phillip J. Gass, Nassau’s chairman and chief executive officer, said: “This transaction marks Nassau’s first life insurance acquisition, which will become our U.S. life and annuity platform for future growth. Taking Phoenix private, in conjunction with the additional $100 million in new equity capital, will accelerate the company’s turnaround, bolster its financial strength and ratings, and benefit policyholders and distribution partners. We are also very excited to support the continued growth of Saybrus, which Phoenix has done a great job building into a uniquely competitive life and annuity distribution business.”

The transaction is subject to approval by Phoenix shareholders, approvals by regulatory authorities including Connecticut and New York insurance regulators, FINRA and Hart-Scott-Rodino, as well as other closing conditions. Phoenix and Nassau engaged in discussions with state insurance regulators regarding the proposed transaction in advance of executing the agreement.

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The Phoenix Companies, Inc. … 3

Sandler O’Neill + Partners, L.P. and Goldman, Sachs & Co. are acting as financial advisors to Phoenix, and Simpson Thacher & Bartlett LLP is acting as legal advisor. Macquarie Capital (USA) Inc. is acting as financial advisor to Nassau, and Debevoise & Plimpton LLP is acting as legal advisor.

About Phoenix

The Phoenix Companies, Inc. (NYSE: PNX) helps financial professionals provide solutions, including income strategies and insurance protection, to families and individuals planning for or living in retirement. Founded as a life insurance company in 1851, Phoenix offers products and services designed to meet financial needs in the middle income and mass affluent markets. Phoenix is headquartered in Hartford, Connecticut, and has two insurance company operating subsidiaries: Phoenix Life Insurance Company, which has its statutory home office in East Greenbush, New York, and PHL Variable Insurance Company, which has its statutory home office in Hartford, Connecticut. For additional information, visit www.phoenixwm.com.

About Saybrus

Saybrus Partners, Inc., a subsidiary of Phoenix, offers solutions-based sales support to financial professionals and represents Phoenix’s products among key distributors, including independent marketing organizations and brokerage general agencies. Saybrus Partners helps financial professionals address clients' needs with insurance solutions for basic protection as well as income, estate, and business planning. Its partner firms include institutional financial advisories, insurance retailers and broker/dealers. With customized services to best fit its partners' businesses, its capabilities range from traditional wholesaling to consultation with client meeting support. Saybrus Partners’ corporate headquarters is in Hartford, Connecticut and its consulting representatives are located across the United States. For additional information, visit www.saybruspartners.com.

About Nassau

Founded in 2015, Nassau Reinsurance Group is an insurance and reinsurance business focused on acquiring and operating onshore and offshore platforms with long tail liabilities in the life, annuity and long term care sectors. Founded by insurance industry executives Phillip J. Gass and Kostas Cheliotis, Nassau Reinsurance Group has received an equity capital commitment of $750 million from Golden Gate Capital, a private investment firm with over $15 billion of committed capital. With extensive experience both on Wall Street and as investor-operators of onshore and offshore insurance, reinsurance and asset management businesses, Nassau Reinsurance Group is uniquely positioned to build and grow businesses with a long term view. For additional information, visit www.nsre.com.

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The Phoenix Companies, Inc. …4

Important Information For Investors And Stockholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of The Phoenix Companies, Inc. by Nassau Reinsurance Group Holdings L.P. In connection with this proposed acquisition, Phoenix may file one or more proxy statements or other documents with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement or other document Phoenix may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF PHOENIX ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of Phoenix. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Phoenix through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Phoenix will be available free of charge on Phoenix’s internet website at http://www.phoenix.com or by contacting Phoenix’s Investor Relations Director by email at pnx.ir@phoenixwm.com or by phone at 860-403-7100.

Participants in Solicitation

Phoenix, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Phoenix in connection with the proposed merger will be set forth in the proxy statement if and when it is filed with the SEC. Information about the directors and executive officers of Phoenix is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 31, 2015, its proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on April 2, 2015, its Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 which was filed with the SEC on August 10, 2015 and its Current Reports on Form 8-K, which were filed with the SEC on August 10, 2015 and August 11, 2015.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.
The Phoenix Companies, Inc.
One American Row
PO Box 5056 Hartford, CT 06102-5056
Tel. 860-403-7100
www.phoenixwm.com

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The Phoenix Companies, Inc. …5

Cautionary Statement Regarding Forward-Looking Statements

The foregoing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements.  These forward-looking statements include statements relating to, or representing management’s beliefs about, future events, transactions, strategies, operations and financial results, including, without limitation, our expectation to provide information within anticipated timeframes and otherwise in accordance with law, the outcome of litigation and claims as well as regulatory examinations, investigations, proceedings and orders arising out of restatements of financial statements and the failure by Phoenix and its wholly owned subsidiary, PHL Variable Insurance Company, to file SEC reports on a timely basis, potential penalties that may result from failure to timely file statutory financial statements with state insurance regulators, and Phoenix’s ability to satisfy its requirements under, and maintain the listing of its shares on, the NYSE. Such forward-looking statements often contain words such as “assume,” “will,” “anticipate,” “believe,” “predict,” “project,” “potential,” “contemplate,” “plan,” “forecast,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should,” “would,” “could,” “goal,” “seek,” “hope,” “aim,” “continue” and other similar words or expressions or the negative thereof or other variations thereon.  Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance.  Such forward-looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements.  Our ability to maintain a timely filing schedule with respect to our SEC filings is subject to a number of contingencies, including but not limited to, whether existing systems and processes can be timely updated, supplemented or replaced, and whether additional filings may be necessary in connection with the restatements. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our filings with the SEC.  Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.phoenixwm.com under “Investor Relations.”  You are urged to carefully consider all such factors.  Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this news release are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as of the date of this announcement.  Except as required by law, we do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this news release, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized.  If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this news release, such statements or disclosures will be deemed to modify or supersede such statements in this news release.

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